Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2 TO

AMENDED AND RESTATED PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED PURCHASE AGREEMENT (this “Amendment”), dated as of April 11, 2012, amends that certain Amended and Restated Purchase Agreement, dated as of February 27, 2012, by and among the Purchasers and the Sellers named therein and Walter C. Bowen (“Bowen”) (for purposes of Sections 4.12, 4.17 and 6.10 and Article XI of the Agreement only) (as previously amended by Amendment No. 1 to Amended and Restated Purchase Agreement, dated as of March 30, 2012, the “Agreement”). The Purchasers, the Sellers and Bowen are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H

WHEREAS, the Parties have reviewed the Agreement, including the exhibits thereto, and desire to acknowledge and clarify its original intent and/or otherwise amend the Agreement by entering into this Amendment on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Interpretation. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

2. Notification Date. “Notification Date” as used in Sections 5.1 and 6.11 of the Agreement shall hereby be deemed to refer to April 30, 2012.

3. Entire Agreement; Full Force and Effect. This Amendment and (subject to the amendment in this Amendment) the Agreement (together with the Disclosure Letter (as amended and restated) and the exhibits and other documents delivered pursuant thereto) and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all previous negotiations, commitments, agreements and understandings (both oral and written) with respect to such subject matter. Except as amended or modified hereby, each term and provision of the Agreement is hereby ratified and confirmed and will and does remain in full force and effect.

4. Counterparts. This Amendment may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLERS:

[Regent Court]	Regent/Corvallis, LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Desert Flower]	Desert Flower LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Managing Member

[Sun Oak]	BPM/Citrus Heights Limited Partnership, an Oregon limited partnership

By: Hambledon Investments, LLC, an Oregon limited liability company, its General Partner

By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Sunshine Villa]	Cornell Springs Partners, an Oregon joint venture, co-tenant

By: Cornell Springs Apartments Limited Partners, an Oregon limited partnership, a joint venture

		By:	/s/ Walter C. Bowen
Walter C. Bowen, General Partner

	By:	BDC/Santa Cruz, LLC, a joint venture

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

Regent/Eugene, LLC, an Oregon limited liability company, co-tenant

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Canyon Creek]	Regent/Salt Lake, LLC, an Oregon limited liability company

By: Hambledon Investments, LLC, an Oregon limited liability company

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Sheldon Park]	Regent/Eugene, LLC, an Oregon limited liability company, co-tenant

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Willow Park]	Regent/Boise, LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Orchard Park]	RAL/Clovis, Inc., an Oregon corporation

	By:	/s/ Walter C. Bowen
Walter C. Bowen, CEO

PURCHASERS:

B Healthcare Properties LLC, a Delaware limited liability company

By:	/s/ Andrew White

/s/ Walter C. Bowen
Walter C. Bowen